UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2006

Electronics For Imaging, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way, Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-357-3500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2006, Electronics For Imaging, Inc. (the “Company”) announced its financial results for the third fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Form 8-K.

Item 7.01 Regulation FD Disclosure

On October 24, 2006, Electronics For Imaging, Inc. (the “Company”) announced its financial results for the third fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished under Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 24, 2006 - EFI Reports Third Quarter 2006 Results

The information included in Exhibit 99.1 is intended to be furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities & Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

October 24, 2006	By:	/s/ John Ritchie
	Name:	John Ritchie
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 24, 2006 - EFI Reports Third Quarter 2006 Results